                                                                   EXHIBIT 10.69
================================================================================


                         LEHMAN COMMERCIAL PAPER INC.,

                                     Buyer

                                      and

                            PAN AMERICAN BANK, FSB,

                                    Seller

                                      and

                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,

                                   Custodian



                           -------------------------

                              CUSTODIAL AGREEMENT



                            As of November 6, 1997






================================================================================

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Section 1     Definitions..........................................   1

Section 2     Deposit of Purchased Mortgage Loans;
              Effecting a Transaction..............................   4

Section 3     Repurchase Date......................................   4

Section 4     Trust Receipt........................................   5

Section 5     Obligations of the Custodian.........................   6

Section 6     Substitution.........................................   7

Section 7     Additional Collateral................................   7

Section 8     Future Defects.......................................   8

Section 9     Release for Servicing................................   8

Section 10    Limitation on Release................................   9

Section 11    Release for Payment..................................   9

Section 12    Fees of Custodian....................................   9

Section 13    Removal of Custodian With Respect
              to some or all of the Purchased Mortgage Loans.......   9

Section 14    Examination and Copies of
              Mortgage Files.......................................  10

Section 15    Insurance of Custodian...............................  10

Section 16    Covenants of Seller..................................  11

Section 17    Periodic Statements..................................  11

Section 18    Governing Law; Counterparts..........................  11

Section 19    No Adverse Interest of Custodian.....................  12

Section 20    Custodian Representations............................  12

Section 21    Termination by Custodian.............................  12

Section 22    Transfer of Purchased Mortgage Loans
              Upon Termination of a Transaction....................  12

Section 23    Notices..............................................  13

                                                                    Page
                                                                    ----
Section 24    Successor and Assigns................................  13

Section 25    Concerning the Custodian.............................  13

Section 26    Indemnification......................................  14

Section 27    Obligations of the Custodian With Respect
              to the Trust Receipts................................  14

Section 28    Authorized Representatives...........................  15

Section 29    Reproduction of Documents............................  15

Section 30    Entire Agreement.....................................  16

                                    ANNEXES
                                    -------

ANNEX A       ADDITIONAL DEFINITIONS

                                   EXHIBITS
                                   --------

EXHIBIT 1     FORM OF TRUST RECEIPT

EXHIBIT 2     FORM OF REQUEST FOR RELEASE OF DOCUMENTS
              AND RECEIPTS

EXHIBIT 3     AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

EXHIBIT 4     AUTHORIZED REPRESENTATIVES OF THE SELLER

EXHIBIT 5     AUTHORIZED REPRESENTATIVES OF THE BUYER

EXHIBIT 6     FORM OF MORTGAGE LOAN SCHEDULE

EXHIBIT 7     FORM OF CUSTODIAL DELIVERY

EXHIBIT 8     FORM OF NOTICE TO CUSTODIAN

EXHIBIT 9     FORM OF REPURCHASE RELEASE

EXHIBIT 10    FORM OF LOST NOTE AFFIDAVIT

          THIS CUSTODIAL AGREEMENT, dated as of November 6, 1997 (this "Agreement"), is made by and between Lehman Commercial Paper Inc. (the "Buyer"),
----------                                                              -----
having an address at 200 Vesey Street, 9th floor, New York, New York 10285-0900, Pan American Bank, FSB (the "Seller"), having an address at 1300 South El Camino
                             ------
Real, P.O. Box 2079, San Mateo, California 94401 Attention: Blair Kenny, and Bankers Trust Company of California, N.A. (the "Custodian"), having an address
                                                ---------
at 3 Park Plaza, 16th Floor, Irvine, California 92614.


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Buyer and the Seller may, from time to time, enter into transactions (each, a "Transaction") in which the Buyer shall purchase from the
                       -----------
Seller certain Purchased Mortgage Loans, with a simultaneous agreement by the Seller to repurchase such Purchased Mortgage Loans as provided in that certain Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of October 31, 1997 between the Seller and the Buyer (the "Master
                                                                    ------
Repurchase Agreement") and a Confirmation between the Seller and the Buyer (the
--------------------
"Confirmation"; as to each Transaction, the related Confirmation and the Master
 ------------
Repurchase Agreement are referred to collectively as, the "Repurchase
                                                           ----------
Agreement").  The Seller shall deliver to the Custodian upon execution of this
---------
Agreement a true and correct copy of the Master Repurchase Agreement.

          WHEREAS, Buyer has requested Custodian to act as custodian on behalf of the Registered Holder(s) (as defined herein) for purposes of holding the Purchased Mortgage Loans purchased pursuant to the Repurchase Agreement;

          WHEREAS, the Custodian is a national banking association, is otherwise authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for the Registered Holder(s), all as more particularly set forth herein; and

          WHEREAS, the Seller shall from time to time deliver Purchased Mortgage Loans to the Custodian that are subject to a Transaction, and has agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Mortgage Loans subject to each Transaction in accordance with the terms and conditions hereof;

          NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1.  Definitions.
            -----------

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Repurchase Agreement.

          Additional Collateral:  Shall have the meaning set forth in Section 7
          ---------------------
hereof.

          Agreement:  This Custodial Agreement and all amendments and
          ---------
attachments hereto and supplements hereof.

          Assignment of Mortgage:  An assignment of the Mortgage, notice of
          ----------------------
transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

          Authorized Representative:  Shall have the meaning set forth in
          -------------------------
Section 28 hereof.

          Business Day:  Any day excluding Saturday or Sunday and any day on
          ------------
which banks located in the States of New York or California are authorized or permitted to close for business.

          Buyer:  Lehman Commercial Paper Inc., or its successor in interest or
          -----
assigns.

          Custodial Delivery:  The letter executed by the Seller in order to
          -------------------
deliver the Mortgage Files to the Custodian pursuant to this Agreement prior to the related Purchase Date, a form of which is attached as Exhibit II to the Master Repurchase Agreement.

          Custodian:  Bankers Trust Company of California, N.A., or any
          ---------
successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

          Mortgage:  The mortgage, deed of trust or other instrument securing a
          --------
Mortgage Note, which creates a first or second lien on a first or second priority ownership interest in an unsubordinated estate in fee simple in real property securing the Mortgage Note.

          Mortgage File:  Shall have the meaning set forth in Annex A attached
          -------------
hereto.

          Mortgage Loans:  Non-securitized whole loans, namely:  (i)
          --------------
conventional residential mortgage loans, (ii) Wet Ink Mortgage Loans and (iii) such other types of non-securitized whole loans as may be agreed upon by the parties hereto in writing from time to time.

          Mortgage Loan Schedule:  A schedule in written and computer readable
          ----------------------
formats of Purchased Mortgage Loans, containing the information set forth in
Exhibit 6 hereto and otherwise acceptable to Buyer and Custodian, attached to each Custodial Delivery.

          Mortgage Note:  The note or other evidence of the indebtedness of a
          -------------
Mortgagor secured by a Mortgage.

          Mortgaged Property:  The real property securing repayment of the debt
          ------------------
evidenced by a Mortgage Note.

          Notice of Default:  Written notice delivered by Buyer to Custodian and
          -----------------
Seller, or by Seller to Custodian and Buyer, identifying the defaulting party and the Event of Default.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          Purchase Date:  With respect to each Purchased Mortgage Loan, the date
          --------------
on which such Purchased Mortgage Loan is purchased by the Buyer pursuant to the Repurchase Agreement. The Purchase Date shall be specified in the Custodial Delivery.

          Purchased Mortgage Loans:  Each Mortgage Loan, and/or any other
          ------------------------
evidence of ownership of a Mortgage Loan mutually agreed upon by the Buyer and the Seller and identified to the Custodian, transferred or caused to be transferred by the Seller to the Buyer or its designee (including the Custodian) in a Transaction under the Master Repurchase Agreement, any Additional Collateral and any Substituted Collateral delivered pursuant to this Agreement.

          Registered Holder:  Shall have the meaning set forth in Section 27
          -----------------
hereof.

          Request for Release:  Shall have the meaning set forth in Section 9
          -------------------
hereof.

          Seller:  Pan American Bank, FSB, or its successors in interest or
          ------
assigns.

          Substituted Collateral:  Shall have the meaning set forth in Section 6
          ----------------------
hereof.

          Trust Receipt:  A trust receipt issued by the Custodian evidencing the
          -------------
Purchased Mortgage Loans it holds, in the form attached hereto as Exhibit 1, and delivered to Buyer by the Custodian in accordance with Section 4 hereof.

          Wet Ink Mortgage Loan: A non-securitized whole loan, namely a
          ---------------------
conventional mortgage loans secured by a first or second lien on a one to four family residential property for which a Mortgage File has not been delivered to the Custodian.

          Written Instructions:  Written communications received by the
          --------------------
Custodian from an Authorized Representative of the Buyer or the Seller, including communications received by telex or other telecommunications device capable of transmitting or creating a written record.

Section 2.  Deposit of Mortgage Loans; Effecting a Transaction
            --------------------------------------------------

            (a) For delivery of no more than 100 Mortgage Files, no later than 9:30 a.m. (California time) on the Business Day prior to each Purchase Date and for delivery of more than 100 Mortgage Files, no later than 9:30 a.m. (California time) on the third (3) Business Day prior to each Purchase Date, Seller shall deliver or cause to be delivered to the Custodian (i) the Mortgage Files with respect to the related Purchased Mortgage Loans (other than those relating to Wet Ink Mortgage Loans), (ii) the Custodial Delivery and (iii) the related Mortgage Loan Schedule.

            (b) On each Purchase Date upon receipt of the Trust Receipt and the Mortgage Loan Schedule from the Custodian, the Buyer shall transfer to Seller cash in an amount equal to the related Purchase Price.

            (c) Buyer and Seller agree that in effecting each Transaction, the transfer of the cash and the Purchased Mortgage Loans between Buyer and Seller is intended to be, and shall be deemed to be, simultaneous. During any period that cash and/or the Purchased Mortgage Loans are held by or for Buyer or Seller, until such transfer has been completed, the party holding such cash and/or Purchased Mortgage Loans shall be deemed to be holding such cash and/or Purchased Mortgage Loans in trust for the benefit of the delivering party and shall be obligated to return such cash and/or Purchased Mortgage Loans upon the delivering party's request.

            (d) With respect to any Wet Ink Mortgage Loans that become Purchased Mortgage Loans under the Repurchase Agreement, Seller shall deliver or shall cause to be delivered to the Custodian (i) a Mortgage Loan Schedule in computer readable format on the Purchase Date and (ii) a complete Mortgage File within five Business Days following the related Purchase Date.

            (e) On and after the date on which each Transaction is consummated until the Repurchase Date or as extended by written notice signed by both Buyer and Seller and delivered to Custodian, or until Custodian shall receive a Notice of Default, Custodian shall hold the Purchased Mortgage Loans related to such Transaction in trust for the exclusive benefit of the Registered Holder and shall not act upon Written Instructions of Buyer or Seller to deliver the Purchased Mortgage Loans other than as expressly provided in this Agreement.

Section 3.  Repurchase Date
            ---------------

            Seller shall notify Buyer and the Custodian at least one day prior to each Repurchase Date. Buyer shall send a Repurchase Release in the form of
Exhibit 9 to the Custodian by 12:00 noon (New York time) on each Repurchase Date listing the Purchased Mortgage Loans to be released thereon. On the Repurchase Date for each Transaction, unless the Custodian receives on the Business Day prior to such Repurchase Date a Notice of Default or Written Instructions from both the Buyer and the Seller that the Repurchase Date has been extended, and provided that Buyer has notified Custodian by telephone that it or the Registered Holder has received the Repurchase Price specified in the Repurchase Release for the related Transaction, the Buyer and the Registered Holder hereby irrevocably instruct the Custodian to release to the Seller or its designee the Purchased Mortgage Loans with respect to such Transaction. Upon surrender to the Custodian of the related Trust Receipt in connection therewith the Custodian shall issue a new Trust Receipt and Mortgage Loan Schedule indicating any Mortgage Loans relating to the surrendered Trust Receipt that were not repurchased by Seller.

Section 4.  Trust Receipt.
            -------------

            No later than 1 p.m. (New York City time) on each Purchase Date (provided Custodian has timely received the items required pursuant to Section 2(a) herein), the Custodian shall issue to Buyer (via fax with original to follow the next Business Day) a Trust Receipt relating to the Purchased Mortgage Loans which are not Wet Ink Mortgage Loans (with a Mortgage Loan Schedule and exception report attached thereto) to the effect that with respect to such Purchased Mortgage Loans, (i) all of the documents in paragraphs (a), (c), (e) and, to the extent provided, (b), (d), (f), (g), (h) and (i) of the definition of "Mortgage File" are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to
(A) the name of the mortgagor, (B) the address of the Mortgaged Property,
(C) the original interest rate on the Mortgage Note, (D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note;
(iv) the Mortgage Note and the Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of certified copies of the Mortgage, that such copies bear a reproduction of such signature or signatures; (v) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note;
(vi) if the Mortgage Note does not name "Seller" as the holder or payee, the Mortgage Note bears original endorsements that complete the chain of ownership from the original holder or payee to the last endorsee (the "Last Endorsee");
                                                             -------------
(vii) if the Mortgage does not name "Seller" as the mortgagee or beneficiary, the original of the Assignment of Mortgage from the named mortgagee or beneficiary bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of copies certified by the Seller, that such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to the Last Endorsee; and (viii) each Mortgage Note in its possession has been endorsed as provided in the definition of "Mortgage File"; and (ix) each Assignment of Mortgage has been executed as provided in the definition of "Mortgage File". With respect to each Purchased Mortgage Loan which is a Wet Ink Mortgage Loan, the Custodian shall deliver a Trust Receipt to Buyer with respect thereto (meeting the above requirements) no later than the second Business Day following receipt by the Custodian of the related Mortgage File. The Custodian shall notify Buyer in writing in the event that the Custodian does not receive a Mortgage File relating to a Wet Ink Mortgage Loan within five Business Days from the related Purchase Date. Notwithstanding the foregoing, the Custodian shall not be responsible for ensuring that the Mortgage Loan Schedule attached to any Trust Receipt in the possession of a Registered

Holder as a result of a substitution pursuant to Section 6 hereof is the most current Mortgage Loan Schedule. Each Registered Holder may request the Custodian to provide such Registered Holder with a copy of the current Mortgage Loan Schedule with respect to a related Trust Receipt.

            The Seller shall be solely responsible for providing each and every document required for each Mortgage File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Seller or any other Person or entity to do so or notifying any Person (other than Buyer to the extent specifically required in this Agreement) that any such action has or has not been taken. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability, or genuineness of any document in any Mortgage File or any of the Purchased Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Section 5.  Obligations of the Custodian; Certain Representations and
            ---------------------------------------------------------
                 Warranties.
                 ----------

            (a) With respect to the Mortgage Files delivered to the Custodian or which come into the possession of the Custodian, the Custodian is, following the related transfer pursuant to Section 2(b) above, the custodian for the Registered Holder, exclusively. The Custodian shall, following the related transfer pursuant to Section 2(b) above, hold all documents received by it for the exclusive use and benefit of the related Registered Holder, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by such Registered Holder. The Custodian shall segregate and maintain continuous custody of the Mortgage Files in secure and fire-resistant facilities in accordance with customary standards for such custody. To the extent that the Custodian is unable to locate or produce any document contained in the Mortgage File as required under this Agreement, Custodian shall, upon the request of the Registered Holder of the related Purchased Mortgage Loan, promptly exercise its best efforts to locate or replace, at its own expense, such documents (or in the case of a Mortgage Note, deliver a Lost Note Affidavit in the form of Exhibit 10 attached hereto); provided, that (i) Custodian previously delivered to such Registered Holder a Trust Receipt with respect to such document; (ii) such document is not outstanding pursuant to a Request for Release; and (iii) such document is still subject to this Agreement.

            (b)  The Custodian shall promptly notify the Registered Holder(s) if
(i) Seller fails to pay any amount due to the Custodian under this Agreement;
(ii) the Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on the Mortgage Files other than in the ordinary course of business; or (iii) the representation, warranty and covenant contained in Section 5(c) below were to become untrue or incorrect at any time during the term of this Agreement.

            (c) The Custodian hereby represents, warrants and covenants to the Buyer or Seller that, as of the date hereof, it is not controlled by, under common control with or otherwise affiliated with or related to Seller or Buyer.

            (d) The Custodian, the Buyer and the Seller each hereby represents and warrants to each other party that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms.

Section 6.  Substitution.
            ------------

            (a) Within 5 Business Days of the Custodian's receipt of a Request for Release of Documents and Receipt in the form of Exhibit 2 attached hereto, the Custodian will transfer, or cause to be transferred, the Purchased Mortgage Loans specified in such Request to the Seller or its designee in exchange for the simultaneous transfer by the Seller to the Custodian of Mortgage Loans ("Substituted Collateral"). One Business Day prior to the date of substitution,
  ----------------------
Seller must deliver or cause to be delivered to Custodian, the Mortgage Files for the Substituted Collateral together with a Custodial Delivery and Mortgage Loan Schedule. It is expressly understood and agreed that the Custodian shall have no duty to perform any valuation of collateral and shall have no responsibility to ascertain the adequacy of any Substituted Collateral.

            (b) The Custodian shall deliver to the related Registered Holder (via fax with the original to follow the next Business Day), no later than 2 p.m. (New York City time) one (1) Business Day after such substitution by the Seller, (i) a Trust Receipt and Mortgage Loan Schedule that reflects the applicable Purchased Mortgage Loans; provided that in the event the Custodian has not received the items required to be delivered pursuant to Section 6(a) above prior to 9:30 a.m. (California time) on the date of substitution or the number delivered is, in the reasonable judgment of the Custodian, excessive, then the Custodian shall deliver such Trust Receipt and Mortgage Loan Schedule within two (2) Business Days after the date of substitution. Upon receipt from the Custodian, Buyer shall cancel and return the old Trust Receipt to the Custodian the next Business Day. In issuing such Mortgage Loan Schedule and Trust Receipt, the Custodian shall employ the same procedures as set forth in
Section 4 in reviewing the Mortgage Files.

Section 7.  Additional Collateral.
            ---------------------

            (a) The Seller may, from time to time, deliver to the Custodian, additional Mortgage Loans (the "Additional Collateral") as an addition to the
                                ---------------------
Purchased Mortgage Loans already held by the Custodian with respect to a Transaction. In such event, the Seller shall deliver to the Custodian the Mortgage Files for the Additional Collateral together with a Custodial Delivery and Mortgage Loan Schedule, with a copy to the Registered Holder(s) and, if Buyer is not the applicable Registered Holder at such time, the Buyer, stating that the Additional Collateral is being delivered with respect to an identified Transaction. It is expressly understood and agreed that the Custodian shall have no duty to perform any valuation of collateral and shall have no responsibility to ascertain the adequacy of any Additional Collateral.

            (b) The Custodian shall deliver to the related Registered Holder (via fax with the original to follow the next Business Day) no later than 1 p.m. (New York City time) one (1) Business Day after receipt of such Additional

Collateral from the Seller, a Trust Receipt and Mortgage Loan Schedule and exception report that reflects the delivery of the Additional Collateral; provided that, in the event that the Custodian does not receive the items required to be delivered pursuant to Section 7(a) above by no later than 9:30 a.m. (California time) on the date of delivery, then the Custodian shall deliver such a Trust Receipt and Mortgage Loan Schedule within two (2) Business Days after the date of delivery. In issuing such Mortgage Loan Schedule and Trust Receipt, the Custodian shall employ the same procedures as set forth in Section 4 in reviewing the Mortgage Files.

Section 8.  Future Defects.
            --------------

            During the term of this Agreement, if the Custodian discovers any defect with respect to the Mortgage Files, the Custodian shall give written specification of such defect to the Seller, the Registered Holder(s) and, if Buyer is not a Registered Holder, Buyer. For purposes of this Section, "defect" shall mean a failure of a document to correspond to the information set forth in the applicable Mortgage Loan Schedule or the absence of a Mortgage File or any other document required pursuant to this Agreement. The Seller shall be solely responsible for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Seller or any other person or entity to do so or notifying any Person that any such action has or has not been taken.

Section 9.  Release for Servicing.
            ---------------------

            (a) From time to time and as appropriate for the foreclosure or servicing of any of the Purchased Mortgage Loans, the Custodian is hereby authorized, upon receipt of a Request for Release of Documents and Receipt in the form of Exhibit 2 attached hereto ("Request for Release"), with a copy to
                                        -------------------
the applicable Registered Holder and, if Buyer is not the applicable Registered Holder at such time, Buyer, to release or cause to be released to the Seller or the Seller's Authorized Representative the related Mortgage File or the documents of the related Mortgage File set forth in such Request for Release; provided, that any document released to Seller or Seller's Authorized Representative pursuant to a Request for Release shall be returned to Custodian no later than thirty (30) days from the date on such Request for Release.

            (b) All Mortgage Files or documents of Mortgage Files released by the Custodian to the Seller or, at the Seller's written direction, the Seller's Authorized Representative pursuant to this Section 9 shall be held by the Seller or the Seller's Authorized Representative, as applicable, in trust for the benefit of the related Registered Holder. The Seller or the Seller's Authorized Representative, as applicable, shall return to the Custodian, the Mortgage File or other such documents of Mortgage Files when the need therefor in connection with such foreclosure or servicing no longer exists (but in any event no later than thirty (30) days from the date on such Request for Release), unless the Mortgage Loan shall be liquidated, in which case, the Seller or, if the Mortgage File or documents were released to the Seller's Authorized Representative, the Seller's Authorized Representative shall deliver to Custodian an additional Request for Release that has been acknowledged and agreed by Buyer, with a copy to the Registered Holder, certifying such liquidation. Upon receipt of the related Mortgage File or other such documents from the Seller, Custodian shall return the related Request for Release to Seller, with a copy to Buyer and the related Registered Holder, acknowledging receipt of such Mortgage File or other such documents.

Section 10.  Limitation on Release.
             ---------------------

             The foregoing Section 9 shall be operative only to the extent that at any time the Seller or the Seller's Authorized Representative shall not have requested to have released to the Seller or the Seller's Authorized Representative in total active Mortgage Files or documents (including those requested) pertaining to five (5) Mortgage Loans at the time being held by the Custodian under this Agreement. The Mortgage Note and/or Assignment of Mortgage or any additional Mortgage Files or documents requested to be released by the Seller or the Seller's Authorized Representative may be released only upon the written acknowledgment of the Request for Release by the Registered Holder(s). The limitations of this paragraph shall not apply to the release of Mortgage Files to the Seller or, at Seller's written direction, the Seller's Authorized Representative under Section 11 below.

Section 11.  Release for Payment.
             -------------------

             Upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of a Request for Release certifying that such payment in full has been received, (with a copy to the applicable Registered Holder and, if Buyer is not the applicable Registered Holder at such time, Buyer), the Custodian shall promptly release the related Mortgage File to the Seller or, at Seller's written direction, the Seller's subservicer. After such release the Custodian shall amend the Mortgage Loan Schedule attached to the related Trust Receipt to reflect the release of the applicable Mortgage Loan and shall deliver to the related Registered Holder such amended Mortgage Loan Schedule. Buyer's lien on any such Mortgage Loans shall not be deemed to be released until Buyer receives the proportionate amount of the Repurchase Price relating to such Mortgage Loans from Seller in accordance with the Repurchase Agreement.

Section 12.  Fees of Custodian.
             -----------------

             The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Seller, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Seller.

Section 13.  Removal of Custodian With Respect to Some or All of the Purchased
             -----------------------------------------------------------------
             Mortgage Loans.
             --------------

             Buyer may (i) require the Custodian to complete the endorsements on the Mortgage Notes in the name of the applicable Registered Holder and to complete the Assignments of Mortgage in the name of the applicable Registered Holder and/or (ii) remove and discharge the Custodian from the performance of its duties under this Agreement with respect to some or all of the Mortgage Loans by 60 days' written notice from Buyer to the Custodian and Seller. In the event that Buyer removes the Custodian from the performance of its duties under this Agreement with respect to all of the Mortgage Loans, Buyer may, in its sole discretion, either appoint a successor Custodian to act on behalf of Buyer by written instrument, or terminate this Agreement. In the event of any such new appointment, the Custodian shall promptly transfer to the successor Custodian or the applicable Registered Holder, as directed by Buyer, the applicable Mortgage Loan documents being administered under this Agreement. In the event of any such appointment, Buyer shall be responsible for the fees of the successor Custodian and all reasonable out-of-pocket expenses in connection with such transfer.

             In the event of termination of this Agreement, the Custodian shall follow the reasonable instructions of the Registered Holder(s) with respect to the disposition of the respective Mortgage Loan documents. Concurrently with the transfer and release of all of the Mortgage Files by the Custodian, the Registered Holder(s) shall submit the related Trust Receipts to the Custodian for cancellation. Notwithstanding the foregoing, in the event that Buyer terminates this Agreement with respect to some, but not all, of the Mortgage Loans, this Agreement shall remain in full force and effect with respect to any Purchased Mortgage Loans for which this Agreement is not terminated hereunder. In addition, Buyer and Custodian may, at the sole option of Buyer, enter into a separate custodial agreement which shall be mutually acceptable to the parties with respect to any or all of the Mortgage Loans with respect to which this Agreement is terminated.

Section 14.  Examination and Copies of Mortgage Files.
             ----------------------------------------

             (a) Upon the written request by a Registered Holder or Buyer, such Registered Holder or Buyer, as applicable, and its respective agents, accountants, attorneys, auditors and prospective purchasers will be permitted, upon three Business Days' prior notice, during normal business hours to examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of the Custodian relating to any or all of the Purchased Mortgage Loans. The Seller shall be responsible for any expenses in connection with such examinations.

             (b) Upon the written request of the Buyer or a Registered Holder, the Custodian shall provide the Seller, the Buyer or such Registered Holder, as the case may be, at such party's expense, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

Section 15.  Insurance of Custodian.
             ----------------------

             At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond and document hazard insurance. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as is customary for insurance typically maintained by institutions which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgaged-Backed Securities Selling Guide and the FNMA Servicing Guide or by FHLMC in the FHLMC Seller's & Servicer's Guide. A certificate of an Authorized Representative of the Custodian shall be furnished to the Seller and the Registered Holder(s), upon request, stating that such insurance is in full force and effect.

Section 16.  Covenants of Seller.
             -------------------

             Seller covenants to Buyer as of the date that any Mortgage File documents are released to the Seller or the Seller's subservicer pursuant to a Request for Release that:

             (a) if the Request for Release has been submitted for the release of a Purchased Mortgage Loan that has been paid in full, all amounts received in connection with the payment in full of the Purchased Mortgage Loan have been credited to the Buyer as provided in the Repurchase Agreement;

             (b) if item No. 1 has been checked on the Request for Release, the Repurchase Price for the applicable Purchased Mortgage Loan has been credited to the Buyer as provided in the Repurchase Agreement;

             (c) if item No. 2 has been checked on the Request for Release, a Custodial Delivery has been delivered simultaneously therewith listing the Purchased Mortgage Loan to be delivered in lieu of the Substituted Collateral; and

             (d) if item No. 3 has been checked on the Request for Release, all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Buyer pursuant to the Repurchase Agreement.

Section 17.  Periodic Statements.
             -------------------

             Within ten (10) days of each anniversary of the date of this Agreement, or upon the reasonable request of the Buyer, the Seller or a Registered Holder at any other time, the Custodian shall provide to the Buyer, the Seller or such Registered Holder, as the case may be, a list of all the Purchased Mortgage Loans for which the Custodian holds a Mortgage File. Such list may be in the form of a copy of a Mortgage Loan Schedule, if applicable, with manual deletions to specifically denote any Purchased Mortgage Loans paid off, repurchased, substituted or added since the date of this Agreement.

Section 18.  Governing Law; Counterparts.
             ---------------------------

             This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

Section 19.  No Adverse Interest of Custodian.
             --------------------------------

             By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Purchased Mortgage Loan, and hereby waives and releases any such interest which it may have in any Purchased Mortgage Loan as of the date hereof. The Purchased Mortgage Loans shall not be subject to any security interest, lien or right of set-off by Custodian or any third party claiming through Custodian (other than in the ordinary course of business), and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Mortgage Loans.

Section 20.  Custodian Representations.
             -------------------------

             Custodian (and any successor custodian as of the appointment of such custodian) hereby represents and warrants as of the date hereof and as of each date it delivers an executed Trust Receipt that:

             (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as it is now being conducted;

             (b)  it is qualified to act as a custodian;

             (c) it is not an Affiliate of Seller or Buyer and covenants and agrees with Buyer and Seller that prior to any such affiliation in the future, it shall notify Buyer and Seller;

Section 21.  Termination by Custodian.
             ------------------------

             Custodian may terminate its obligations hereunder upon 30 days' prior written notice to Buyer, the Registered Holder(s) and Seller. Such resignation shall take effect upon (i) the appointment of a successor custodian acceptable to Buyer within such 30 day period; and (ii) delivery of all Mortgage Loan Files to the successor custodian, and if no successor has been appointed within such 30 day period, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian.

             Upon such termination and appointment of successor Custodian and receipt of all outstanding Trust Receipts, the Custodian shall (i) promptly transfer to the successor Custodian, as directed in writing by the Registered Holder(s), all Mortgage Files being administered under this Agreement, and (ii) if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed in writing by the Registered Holder(s).

Section 22.  Transfer of Purchased Mortgage Loans Upon Termination of a
             ----------------------------------------------------------
                 Transaction.
                 -----------

             If the Custodian is furnished with written notice in the form of
Exhibit 8 attached hereto (i) from the Buyer and the Seller that a Transaction with respect to the Repurchase Agreement has been terminated, or (ii) from the Buyer that an Event of Default under the Repurchase Agreement has occurred as to any or all of the Purchased Mortgage Loans, the Custodian shall release to such Persons as designated in such notice, the Mortgage Files relating to the Purchased Mortgage Loans that are no longer subject to the Transaction, and shall deliver to the related Registered Holder an amended Trust Receipt with a Mortgage Loan Schedule attached thereto, listing all of the Purchased Mortgage Loans still subject to a Transaction.

Section 23.  Notices.
             -------

             All demands, notices and communications hereunder (including, without limitation, Trust Receipts) shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including telex or other telecommunication device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of telex or other telecommunication device, the date noted on the confirmation of such transmission).

Section 24.  Successors and Assigns.
             ----------------------

             This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Buyer may assign its rights hereunder as provided in the Repurchase Agreement.

Section 25.  Concerning the Custodian.
             ------------------------

             Custodian shall have no duties or responsibilities except those that are specifically set forth herein. Custodian shall have no responsibility nor duty with respect to any Mortgage Loan Files while not in its possession. If Custodian requests instructions from the Registered Holder(s) with respect to any act, action or failure to act in connection with this Agreement, Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received written instructions from the related Registered Holder with respect to a Mortgage File without incurring any liability therefor to Buyer, Seller or any other Person.

             Custodian shall not be liable for any action or omission to act hereunder except for its own negligence or lack of good faith or willful misconduct. In no event shall Custodian have any responsibility to ascertain or take action except as expressly provided herein.

             Without limiting the generality of the foregoing, Custodian may rely upon and shall be protected in acting in good faith upon any notice or other communication received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder.

Section 26.  Indemnification.
             ----------------

             Seller agrees to reimburse, indemnify and hold harmless the Custodian and its directors, officers, employees, or agents from and against any and all liability, loss, cost and expense, including reasonable fees and expenses of counsel arising from or connected with Custodian's execution and performance of this Agreement, including but not limited to the claims of any third parties, including Buyer, except in the case of loss, liability or expense resulting from negligence or willful misconduct on the part of Custodian. Such indemnification shall survive the termination of this Agreement and the resignation or removal of the Custodian hereunder.

Section 27.  Obligations of the Custodian With Respect to the Trust Receipts.
             ---------------------------------------------------------------

             (a) The Custodian shall keep a register in which the Custodian shall provide for the registration of transfers of Trust Receipts as provided herein and in which it shall record the name and address of the Person to whom such Trust Receipt is issued (the "Registered Holder"). Buyer shall be the
                                   -----------------
initial Registered Holder for all Purchased Mortgage Loans. Each Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by the Custodian on behalf of the Registered Holder of the Trust Receipt of the Mortgage Files and the Registered Holder's right to possess those Mortgage Files. The Custodian shall treat the person or entity in whose name the Trust Receipt is registered as the person or entity entitled to possession of the Mortgage Files evidenced by such Trust Receipt for all purposes whatsoever, subject to the terms of this Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit 1 to this Agreement and executed by manual signature of an Authorized Representative of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed, Authorized Representatives of the Custodian shall bind the Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached thereto a Mortgage Loan Schedule with an exception report with respect to the applicable Purchased Mortgage Loans. Any transferee or assignee of the Trust Receipt shall succeed to all the rights of the transferring Registered Holder under this Agreement with respect to such Trust Receipt and the related Purchased Mortgage Loans upon notice to the Custodian and delivery to the Custodian of the appropriate evidence of such transfer and assignment.

             (b) The Registered Holder may transfer its interest in the Mortgage Files covered by any Trust Receipt by delivering to the transferee (the "Transferee") such Trust Receipt, together with an appropriate notice to the
-----------
Custodian in the form of Exhibit 8 hereto (the "Notice to the Custodian").
                                                -----------------------
Within five (5) Business Days of receipt of the Notice to the Custodian and the Trust Receipt from the Transferee, the Custodian shall deliver, in accordance with the written instructions of the Transferee, a Trust Receipt issued in the name of the Transferee and to the place indicated in any such written direction from the Transferee. Upon receipt of the Notice to the Custodian from the

Registered Holder, the Custodian shall change its records to reflect that such Transferee is the Registered Holder of the Mortgage Files.

             (c) In the event that (i) any mutilated Trust Receipt is surrendered to the Custodian, or the Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to the Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Custodian that such Trust Receipt has been acquired by a bona fide purchaser, the Custodian shall execute and deliver a new Trust Receipt to such Registered Holder in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

             (d) Simultaneously with the relinquishment of a Trust Receipt to the Custodian by the Registered Holder thereof and the delivery by the Custodian of the related Mortgage Files to the Seller or its designee pursuant to Section 3 above or to such Registered Holder or a designee of the Registered Holder, the Trust Receipt shall be canceled and the related Mortgage Files will no longer be subject to this Agreement.

Section 28.  Authorized Representatives.
             --------------------------

             Each individual designated as an authorized representative of the Custodian, the Seller and the Buyer (each, an "Authorized Representative"), is
                                               -------------------------
authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, the Seller and the Buyer, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Seller and the Buyer initially authorized hereunder is set forth on Exhibits 3, 4 and 5, respectively. From time to time, Custodian, the Seller and the Buyer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit. The Seller shall deliver or cause to be delivered to Custodian an Authorized Representatives exhibit for each subservicer designated by the Seller in connection with Sections 9, 10 and 11 of this Agreement; provided, that the Custodian shall not recognize any request from Seller's subservicer unless and until the Seller has given the Custodian written notice identifying such subservicer and such Authorized Representatives exhibit is received by the Custodian. The Custodian shall be entitled to rely conclusively upon (i) written notice from the Seller identifying a subservicer authorized to give instructions under Sections 9, 10 and 11 of this Agreement until receipt of written notice from the Seller revoking such authority and (ii) the most recent Authorized Representatives exhibit delivered to it by a subservicer of the Seller until receipt of a superseding exhibit. If the Custodian shall at any time receive conflicting instructions from the Seller and a subservicer of the Seller, the Custodian shall be entitled to rely on the instructions of the Seller.

Section 29.  Reproduction of Documents.
             -------------------------

             This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 30.  Entire Agreement.
             ----------------

             No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement, together with the Exhibits, Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersede any prior agreement and understandings with respect to those matters and transactions.

Section 31.  Transmission of Custodial Files.
             -------------------------------

             Written instructions as to the method of shipment and shipper(s) that the Custodian is directed to utilize in connection with the transmission of Mortgage Files in the performance of Custodian's duties hereunder shall be delivered to the Custodian by Seller prior to any shipment of any Mortgage Files hereunder. In the event the Custodian does not receive written instructions as provided for in the preceding sentence, the Custodian is hereby authorized and shall be indemnified as provided herein by Seller to utilize a national recognized securities courier service provided that the Custodian employs prudent care in arranging for such courier service in accordance with industry standards. Seller will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against such loss or damage to the Mortgage Files during shipment as the Seller deems appropriate.

          IN WITNESS WHEREOF, the Buyer, the Seller and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                              LEHMAN COMMERCIAL PAPER INC.,
                              Buyer


                              By:    /s/ [SIGNATURE ILLEGIBLE]
                                     ---------------------------------
                              Name:  Authorized Signatory
                                     ---------------------------------
                              Title:
                                     ---------------------------------



                              PAN AMERICAN BANK, FSB,
                              Seller

                              By:    /s/ LAWRENCE J. GRILL
                                     ---------------------------------
                              Name:  Lawrence J. Grill
                                     ---------------------------------
                              Title: President
                                    ---------------------------------



                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                              Custodian

                              By:    /s/ MELANIE ANBARCI
                                     ---------------------------------
                              Name:  Melanie Anbarci
                                     ---------------------------------
                              Title: Assistant Secretary
                                     ---------------------------------

                                    ANNEX A

                            ADDITIONAL DEFINITIONS

          In addition to the Definitions set forth in Section 1, the following words and phrases, unless the context otherwise requires, shall have the following meaning:

          Mortgage File:  With respect to each Mortgage Loan, the following
          -------------
original documents constituting an original mortgage file:

     (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _______, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:
          "[the Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]";

     (b) the original of any guarantee executed in connection with the Mortgage Note (if any);

     (c) the original Mortgage with evidence of recording thereon or copies certified by Seller to have been sent for recording;

     (d) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon or copies certified by Seller to have been sent for recording;

     (e) the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[the Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]";

     (f) the originals of all intervening assignments of mortgage with evidence of recording thereon or copies certified by Seller to be true and correct and to have been sent for recording;

     (g) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if any);

     (h) the original policy of title insurance or a true copy thereof or if such policy has not yet been delivered by the insurer, the commitment or binder to issue the same; and

     (i) the original power of attorney, if any, or a copy thereof certified by an authorized officer of the Seller, for any document described above.

          From time to time, the Seller shall forward to the Custodian additional original documents or additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan.

          With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery hereunder at the time of such transfer, in lieu of delivering such original documents, Seller shall deliver to Custodian a true copy thereof with a certification by the Seller on the face of such copy substantially as follows: "I [name and title of signatory] of Seller do hereby certify that this is a true, correct and complete copy of the original, which has been transmitted for recordation." The Seller shall deliver such original documents to the Custodian promptly after they are received.

          In the event that item (h) is missing from the Mortgage File with respect to a Custodial Delivery, notwithstanding such missing item, such Mortgage File shall be deemed complete provided that such item is delivered to the Custodian within 5 Business Days of such Custodial Delivery.

                                   EXHIBIT 1

                             FORM OF TRUST RECEIPT

                                                                          (date)

[To be addressed to the Registered Holder]

          Re: The Custodial Agreement, dated as of November 6, 1997 (the "Custodial Agreement"), among Lehman Commercial Paper Inc. ("Buyer"), Pan American Bank, FSB ("Seller"), and Bankers Trust Company of California, N.A.("Custodian")

Ladies and Gentlemen:

          The Custodian hereby acknowledges that the above named person has been identified to it as the Registered Holder of this Trust Receipt and has the rights of a "Registered Holder" under the Custodial Agreement with respect to the Purchased Mortgage Loans identified in the Mortgage Loan Schedule attached hereto. Pursuant to the Custodial Agreement, the Custodian shall hold the Purchased Mortgage Loans, identified in the Mortgage Loan Schedule attached hereto (other than any Mortgage Loan listed on the attachment hereto which has been paid in full and released in accordance with the provisions of the Custodial Agreement) for the exclusive benefit of the above addressee.

          In accordance with the provisions of Section 4 of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Purchased Mortgage Loan identified in the Mortgage Loan Schedule attached hereto (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has received the Mortgage Files and, it has reviewed the Mortgage Files and has determined that, except as noted in the exception report attached hereto (i) all documents in paragraphs (a), (c), (e), and, to the extent provided in the Mortgage Files, (b), (d), (f), (g), (h and (i) of the definition of "Mortgage File" are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to (A) the name of the mortgagor, (B) the address of the Mortgaged Property, (C) the original interest rate on the Mortgage Note, (D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note; (iv) the Mortgage Note and the Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of certified copies of the Mortgage, that such copies bear a reproduction of such signature or signatures; (v) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note; (vi) if the Mortgage Note does not name "Seller" as the holder or payee, the Mortgage Note bears original endorsements that complete the chain of ownership from the original holder or payee to the Last Endorsee; (vii) if the Mortgage does not name "Seller" as the mortgagee or beneficiary, the original of the Assignment of Mortgage from the named mortgagee or beneficiary bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of copies certified by the Seller, that such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to the Last Endorsee; and (viii) each Mortgage Note in its possession has been endorsed as provided in the definition of "Mortgage File"; and (ix) each Assignment of Mortgage has been executed as provided in the definition of "Mortgage File". Notwithstanding the foregoing, the Custodian shall not be responsible for ensuring that the Mortgage Loan Schedule attached hereto in the possession of a Registered Holder as a result of a substitution pursuant to Section 6 of the Custodial Agreement is the most current Mortgage Loan Schedule. The Registered Holder hereof may request the Custodian to provide it with a copy of the current Mortgage Loan Schedule with respect to this Trust Receipt. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability, or genuineness of any document in any Mortgage File or any of the Purchased Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the above-referenced Custodial Agreement.

                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                              Custodian

                              By:
                                     ----------------------------------
                              Name:
                                     ----------------------------------
                              Title:
                                     ----------------------------------

                                       2